UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2021

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-1402	34-1860551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio 44117

(Address of principal executive offices, with zip code)

(216) 481-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, without par value	LECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2021, the Board of Directors (the “Board”) of Lincoln Electric Holdings, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Code of Regulations (the “Regulations”), which became effective immediately upon adoption. Among other things, including immaterial, modernizing and technical changes, the amendments to the Regulations:

•

modify and expand the informational and procedural requirements of the advance notice provisions for the proposal of business to be conducted at annual and special meetings of shareholders and for the nomination of candidates for election as directors of the Company;

•	added procedural and information requirements related to special meetings called by shareholders similar to the requirements for shareholder-proposed business at annual meetings;

•

provide that the number of directors of the Company may range from five to 15, and that, subject to such range, the number of directors may be fixed or changed by the affirmative vote of the holders of not less than two-thirds of the voting power of the Company (aligning such voting standard with the voting standard required in connection with shareholder approval of amendments to the Regulations); and

•

added a provision designating Ohio courts as the sole and exclusive forum for certain intra-company and shareholder litigation and a provision providing that federal courts are the exclusive forum for suits against the Company arising under the Securities Act of 1933.

The foregoing description of the amendments to the Regulations is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Regulations as amended, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Code of Regulations of Lincoln Electric Holdings, Inc., as amended on October 19, 2021

104	The cover page of Lincoln Electric Holdings, Inc.’s Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: October 22, 2021	By:	/s/ Jennifer I. Ansberry
Jennifer I. Ansberry, Executive Vice President, General Counsel & Secretary